HIT Signs United Nations Principles for Responsible Investment

WASHINGTON-The AFL-CIO Housing Investment Trust (HIT) announced today that it has signed the United Nations Principles for Responsible Investment (PRI), which is widely recognized as the leading global network for investors and financial industry participants committed to integrating environmental, social and governance (ESG) considerations into their investment practices and policies.

“We are very pleased to welcome the HIT to the PRI,” said managing director Fiona Reynolds. “They have a long-standing commitment to investing responsibly and in projects that contribute to a more sustainable world.”

In 2005, then-UN Secretary General Kofi Annan started the PRI when he asked a group of the world’s largest institutional investors to help draft the Principles for Responsible Investment. A year later, the PRI was formally launched at the New York Stock Exchange. Under the PRI umbrella, international signatories work together to implement voluntary and aspirational principles that provide a framework for integrating environmental, social and governance considerations (ESG) into their investment practices and ownership policies. The goals are tailored to each organization’s investment strategy, approach and resources.

“The HIT has been a leader in responsible impact investment for over three decades, with nearly $11 billion invested into some 500 union built housing projects nationwide,” said Steve Coyle, the HIT’s CEO. “The HIT’s mission of generating competitive risk-adjusted returns while creating union construction jobs and building affordable and workforce housing is consistent with the goals and objectives of the PRI to encourage investments that enhance our society, and make the world a better place.”

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. The prospectus should be read very carefully before investing. To obtain a prospectus, call the HIT at (202) 331-8055 or view the HIT’s website at www.aflcio-hit.com